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                             SUBSCRIPTION AGREEMENT

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                              _______________, 2002






Pacific InterMedia, Inc.
1550 South Carr Street
Lakewood, Colorado  80232

Gentlemen:

     In connection with your offer and my purchase of _______ shares of common stock, as described in the Prospectus to which this Subscription Agreement is attached, of Pacific InterMedia, Inc., a Colorado corporation, at a subscription price of $.05 per share (for an aggregate purchase price payable by me of $___________), I hereby represent, warrant, covenant and agree with you that at the time of such offer and purchase and as of the date of this Subscription
Agreement:

     1.     I am over the age of twenty-one years.

     2. I represent and warrant that I am a resident of the state in which this offer is made insofar as I occupy a dwelling within the state and I intend to remain within the state for an indefinite period of time. Further, if the undersigned is not a resident of the state in which the offer is made, then the undersigned represents and warrants that he is not a resident of any other state or possession of the United States.

     3. I have read and am familiar with the Prospectus of Pacific InterMedia, delivery of which by you to me has preceded the closing under this Subscription Agreement and my purchase of the shares.

     The subscription made by this Subscription Agreement is subject to acceptance by Pacific InterMedia in its sole discretion; which acceptance shall be evidenced by Pacific InterMedia's signing and delivering to me at the address set forth on the signature page hereof a fully-executed counterpart of this Subscription Agreement. In the event that Pacific InterMedia shall reject my subscription, the purchase price for the shares shall be refunded promptly to me without interest or deduction.


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




Attached to and incorporated in that certain Subscription Agreement attached to that certain Prospectus of Pacific InterMedia, Inc.


                                                  Very truly yours,

Individuals execute below:                        Corporations, partnerships,
                                                  trusts and other entities
                                                  execute below:



-------------------------------------      -------------------------------------
      Name (please type or print)                Name (please type or print)



                                           By:
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             (Signature)                       (Signature of authorized officer,
                                                partner or trustee)



                                           Attest:
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      Name   (please  type  or print)                         (Signature)



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             (Signature)                                   (Address)



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              (Address)                                    (Address)



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          (Home Telephone)                       (Tax Identification Number)








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




Attached to and incorporated in that certain Subscription Agreement attached to that certain Prospectus of Pacific InterMedia, Inc.


Individuals execute below:



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         (Office Telephone)



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      (Social Security Number)


ACCEPTED this ___ day of ________________, 2002.


                                           PACIFIC INTERMEDIA, INC.




                                           By:
                                               ---------------------------------
                                                  Mr. David B. Lukens, President

                                           ATTEST:




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                                                           (Signature)











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